EXHIBIT 21



                                            Subsidiaries of the Company


------------------------------------- ----------------------------------- -----------------------------------
Name                                          Percent Ownership                 State of Incorporation
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Regan Holding Corp.                                 (parent)                          California
------------------------------------- ----------------------------------- -----------------------------------
Legacy Marketing Group                              (100%)                            California
------------------------------------- ----------------------------------- -----------------------------------
Legacy Financial Services, Inc.                     (100%)                            California
------------------------------------- ----------------------------------- -----------------------------------
Legacy Advisory Services, Inc.                      (100%)                            California
------------------------------------- ----------------------------------- -----------------------------------
Legacy Reinsurance Company                          (100%)                            Arizona
------------------------------------- ----------------------------------- -----------------------------------
Imagent Online, LLC                                 (100%)                            Delaware
------------------------------------- ----------------------------------- -----------------------------------
Concept Strategies, Inc.                            (100%)                            Iowa
------------------------------------- ----------------------------------- -----------------------------------
Values Financial Network, Inc.                      (100%)                            Delaware
------------------------------------- ----------------------------------- -----------------------------------
Prospectdigital, LLC                                (100%)                            Arizona
------------------------------------- ----------------------------------- -----------------------------------